Exhibit 99.2
Employers Holdings, Inc.
Fourth Quarter and Full Year 2025
Financial Supplement

February 19, 2026

EMPLOYERS HOLDINGS, INC.
Table of Contents

Page

3	Consolidated Financial Highlights

4	Summary Consolidated Balance Sheets

5	Summary Consolidated Income Statements

6	Return on Equity

7	Combined Ratios

8	Roll-forward of Unpaid Losses and LAE

9	Consolidated Investment Portfolio

10	Book Value Per Share

11	Earnings Per Share

12	Non-GAAP Financial Measures

EMPLOYERS HOLDINGS, INC.
Consolidated Financial Highlights (unaudited)
$ in millions, except per share amounts

	Three Months Ended			Years Ended
	December 31,			December 31,
	2025	2024	% change	2025	2024	% change
Selected financial highlights:
Gross premiums written	$156.8	$176.3	(11)%	$756.1	$776.3	(3)%
Net premiums written	155.9	174.7	(11)	750.1	769.5	(3)
Net premiums earned	188.5	190.2	(1)	761.9	749.5	2
Net investment income	31.4	26.7	18	116.7	107.0	9
Net (loss) income excluding LPT(1)	(24.8)	28.4	(187)	4.8	113.0	(96)
Adjusted net income(1)	14.5	28.7	(49)	21.8	94.0	(77)
Net (loss) income before income taxes	(29.7)	34.7	(186)	12.0	146.7	(92)
Net (loss) income	(23.4)	28.3	(183)	10.8	118.6	(91)
Comprehensive income (loss)	20.6	(8.9)	331	100.6	122.1	(18)
Total assets				3,436.6	3,541.3	(3)
Stockholders' equity				955.7	1,068.7	(11)
Stockholders' equity including the Deferred Gain(2)				1,043.7	1,162.7	(10)
Adjusted stockholders' equity(2)				1,036.4	1,245.2	(17)
Adjusted return on stockholders' equity(3)				1.9%	7.7%	(75)
Amounts per share:
Cash dividends declared per share	$0.32	$0.30	7%	$1.26	$1.18	7%
Earnings (loss) per diluted share(4)	(1.06)	1.14	(193)	0.46	4.71	(90)
Earnings (loss) per diluted share excluding LPT(4)	(1.13)	1.14	(199)	0.20	4.49	(96)
Adjusted earnings per diluted share(4)	0.66	1.15	(43)	0.93	3.73	(75)
Book value per share(2)				46.98	43.52	8
Book value per share including the Deferred Gain(2)				51.31	47.35	8
Adjusted book value per share(2)				50.95	50.71	—
Combined ratio excluding LPT:(5)
Loss and loss adjustment expense ratio:
Current year	71.9%	64.2%		72.0%	64.1%
Prior Year	0.1	(4.7)		5.2	(2.5)
Loss and loss adjustment expense ratio	72.0%	59.5%		77.2%	61.6%
Commission expense ratio	13.7	12.8		12.8	13.5
Underwriting expense ratio	21.1	23.2		21.7	23.5
Combined ratio excluding LPT	106.8%	95.5%		111.7%	98.6%

(1) See Page 5 for calculations and Page 12 for information regarding our use of Non-GAAP Financial Measures.
(2) See Page 10 for calculations and Page 12 for information regarding our use of Non-GAAP Financial Measures.
(3) See Page 6 for calculations and Page 12 for information regarding our use of Non-GAAP Financial Measures.
(4) See Page 11 for calculations and Page 12 for information regarding our use of Non-GAAP Financial Measures.
(5) See Page 7 for calculations and Page 12 for information regarding our use of Non-GAAP Financial Measures.

EMPLOYERS HOLDINGS, INC.
Summary Consolidated Balance Sheets (unaudited)
$ in millions, except per share amounts

	December 31, 2025	December 31, 2024
ASSETS
Available for sale:
Investments, cash and cash equivalents	$2,498.8	$2,532.4
Accrued investment income	15.5	15.7
Premiums receivable, net	335.4	361.3
Reinsurance recoverable, net of allowance, on paid and unpaid losses and LAE	391.6	417.8
Deferred policy acquisition costs	57.1	59.6
Deferred income taxes, net	14.3	38.3
Other assets	123.9	116.2
Total assets	$3,436.6	$3,541.3

LIABILITIES
Unpaid losses and LAE	$1,805.8	$1,808.2
Unearned premiums	391.9	402.2
Commissions and premium taxes payable	59.9	65.8
Deferred Gain	88.0	94.0
Debt	35.0	—
Other liabilities	100.3	102.4
Total liabilities	$2,480.9	$2,472.6

STOCKHOLDERS' EQUITY
Common stock and additional paid-in capital	$428.4	$424.8
Retained earnings	1,453.8	1,472.9
Accumulated other comprehensive income (loss), net	7.3	(82.5)
Treasury stock, at cost	(933.8)	(746.5)
Total stockholders’ equity	955.7	1,068.7
Total liabilities and stockholders’ equity	$3,436.6	$3,541.3

Stockholders' equity including the Deferred Gain (1)	$1,043.7	$1,162.7
Adjusted stockholders' equity (1)	1,036.4	1,245.2
Book value per share (1)	$46.98	$43.52
Book value per share including the Deferred Gain (1)	51.31	47.35
Adjusted book value per share (1)	50.95	50.71

(1) See Page 10 for calculations and Page 12 for information regarding our use of Non-GAAP Financial Measures.

EMPLOYERS HOLDINGS, INC.
Summary Consolidated Income Statements (unaudited)
$ in millions

	Three Months Ended		Years Ended
	December 31,		December 31,
	2025	2024	2025	2024
Revenues:
Net premiums earned	$188.5	$190.2	$761.9	$749.5
Net investment income	31.4	26.7	116.7	107.0
Net realized and unrealized (losses) gains on investments(1)	(49.7)	(0.4)	(20.4)	24.1
Other income	0.3	0.1	0.5	0.1
Total revenues	170.5	216.6	858.7	880.7
Expenses:
Losses and LAE incurred	134.4	113.2	581.8	456.2
Commission expense	25.8	24.4	97.9	101.2
Underwriting expenses	39.8	44.2	165.4	176.5
Interest and financing expenses	0.2	0.1	0.5	0.1
Other non-recurring expenses	—	—	1.1	—
Total expenses	(200.2)	(181.9)	(846.7)	(734.0)
Net (loss) income before income taxes	(29.7)	34.7	12.0	146.7
Income tax benefit (expense)	6.3	(6.4)	(1.2)	(28.1)
Net (loss) income	(23.4)	28.3	10.8	118.6
Unrealized AFS investment gains (losses) arising during the period, net of tax	3.5	(39.2)	46.6	(3.5)
Reclassification adjustment for realized AFS investment gains in net income, net of tax	40.5	2.0	43.2	7.0
Total Comprehensive income (loss)	$20.6	$(8.9)	$100.6	$122.1
Net (loss) income	$(23.4)	$28.3	$10.8	$118.6
Amortization of the Deferred Gain - losses	(1.4)	(1.6)	(6.0)	(6.1)
Amortization of the Deferred Gain - contingent commission	—	—	—	(0.8)
LPT reserve adjustment	—	1.7	—	1.7
LPT contingent commission adjustments	—	—	—	(0.4)
Net (loss) income excluding LPT Agreement(2)	$(24.8)	$28.4	$4.8	$113.0
Net realized and unrealized losses (gains) on investments	49.7	0.4	20.4	(24.1)
Other non-recurring expenses	—	—	1.1	—
Income tax (benefit) expense related to items excluded from Net income	(10.4)	(0.1)	(4.5)	5.1
Adjusted net income(2)	$14.5	$28.7	$21.8	$94.0

(1) Includes unrealized (losses) gains on equity securities and other invested assets of $(48.7) million and $2.4 million for the three months ended December 31, 2025 and 2024, respectively, and $(20.2) million million and $30.5 million for the year ended December 31, 2025 and 2024, respectively

(2) See Page 12 regarding our use of Non-GAAP Financial Measures.

EMPLOYERS HOLDINGS, INC.
Return on Equity (unaudited)
$ in millions

		Three Months Ended		Years Ended
		December 31,		December 31,
		2025	2024	2025	2024

Net (loss) income	A	$(23.4)	$28.3	$10.8	$118.6
Impact of the LPT Agreement		(1.4)	0.1	(6.0)	(5.6)
Net realized and unrealized losses (gains) on investments		49.7	0.4	20.4	(24.1)
Other non-recurring expenses		—	—	1.1	—
Income tax (benefit) expense related to items excluded from Net income		(10.4)	(0.1)	(4.5)	5.1
Adjusted net income(1)	B	$14.5	$28.7	$21.8	$94.0

Stockholders' equity - end of period		$955.7	$1,068.7	$955.7	$1,068.7
Stockholders' equity - beginning of period		1,039.2	1,093.4	1,068.7	1,013.9
Average stockholders' equity	C	$997.5	$1,081.1	$1,012.2	$1,041.3

Stockholders' equity - end of period		$955.7	$1,068.7	$955.7	$1,068.7
Deferred Gain - end of period		88.0	94.0	88.0	94.0
Accumulated other comprehensive (income) loss, before taxes - end of period		(9.3)	104.5	(9.3)	104.5
Income tax related to accumulated other comprehensive income (loss) - end of period		2.0	(22.0)	2.0	(22.0)
Adjusted stockholders' equity - end of period		1,036.4	1,245.2	1,036.4	1,245.2
Adjusted stockholders' equity - beginning of period		1,165.2	1,232.5	1,245.2	1,199.1
Average adjusted stockholders' equity(1)	D	$1,100.8	$1,238.9	$1,140.8	$1,222.2

Return on stockholders' equity	A / C	(2.3)%	2.6%	1.1%	11.4%

Adjusted return on stockholders' equity(1)	B / D	1.3%	2.3%	1.9%	7.7%

(1) See Page 12 for information regarding our use of Non-GAAP Financial Measures.

EMPLOYERS HOLDINGS, INC.
Combined Ratios (unaudited)
$ in millions, except per share amounts

		Three Months Ended		Years Ended
		December 31,		December 31,
		2025	2024	2025	2024

Net premiums earned	A	$188.5	$190.2	$761.9	$749.5
Losses and LAE incurred	B	134.4	113.2	581.8	456.2
Amortization of deferred reinsurance gain - losses		1.4	1.6	6.0	6.1
Amortization of deferred reinsurance gain - contingent commission		—	—	—	0.8
LPT reserve adjustment		—	(1.7)	—	(1.7)
LPT contingent commission adjustments		—	—	—	0.4
Losses and LAE excluding LPT(1)	C	$135.8	$113.1	$587.8	$461.8
Prior year loss reserve development		0.2	(9.1)	39.6	(18.4)
Losses and LAE excluding LPT - current accident year	D	$135.6	$122.2	$548.2	$480.2
Commission expense	E	$25.8	$24.4	$97.9	$101.2
Underwriting expenses	F	$39.8	$44.2	$165.4	$176.5
GAAP combined ratio:
Loss and LAE ratio	B/A	71.3%	59.5%	76.4%	60.9%
Commission expense ratio	E/A	13.7	12.8	12.8	13.5
Underwriting expense ratio	F/A	21.1	23.2	21.7	23.5
GAAP combined ratio		106.1%	95.5%	110.9%	97.9%
Combined ratio excluding LPT:(1)
Loss and LAE ratio excluding LPT	C/A	72.0%	59.5%	77.2%	61.6%
Commission expense ratio	E/A	13.7	12.8	12.8	13.5
Underwriting expense ratio	F/A	21.1	23.2	21.7	23.5
Combined ratio excluding LPT		106.8%	95.5%	111.7%	98.6%
Combined ratio excluding LPT: current accident year:(1)
Loss and LAE ratio excluding LPT	D/A	71.9%	64.2%	72.0%	64.1%
Commission expense ratio	E/A	13.7	12.8	12.8	13.5
Underwriting expense ratio	F/A	21.1	23.2	21.7	23.5
Combined ratio excluding LPT: current accident year		106.7%	100.2%	106.5%	101.1%

(1) See Page 12 for information regarding our use of Non-GAAP Financial Measures.

EMPLOYERS HOLDINGS, INC.
Roll-forward of Unpaid Losses and LAE (unaudited)
$ in millions

	Three Months Ended		Years Ended
	December 31,		December 31,
	2025	2024	2025	2024

Unpaid losses and LAE at beginning of period	$1,822.5	$1,836.5	$1,808.2	$1,884.5
Less reinsurance recoverable on unpaid losses and LAE	392.7	413.1	412.4	428.4
Net unpaid losses and LAE at beginning of period	1,429.8	1,423.4	1,395.8	1,456.1
Losses and LAE incurred:
Current year	135.5	122.2	548.1	480.2
Prior years - voluntary business	—	(8.6)	38.9	(17.9)
Prior years - involuntary business	0.2	(0.5)	0.7	(0.5)
Total losses incurred	135.7	113.1	587.7	461.8
Losses and LAE paid:
Current year	55.6	57.9	127.6	127.1
Prior years	90.6	82.8	436.6	395.0
Total paid losses	146.2	140.7	564.2	522.1
Net unpaid losses and LAE at end of period	1,419.3	1,395.8	1,419.3	1,395.8
Reinsurance recoverable, excluding CECL allowance, on unpaid losses and LAE	386.5	412.4	386.5	412.4
Unpaid losses and LAE at end of period	$1,805.8	$1,808.2	$1,805.8	$1,808.2
Total losses and LAE shown in the above table exclude amortization of the Deferred Gain, LPT Reserve Adjustments, and LPT Contingent Commission Adjustments, which totaled $1.4 million and $0.1 million for the three months ended December 31, 2025 and 2024, respectively, and $6.0 million and $5.6 million for the year ended December 31, 2025 and 2024, respectively.

EMPLOYERS HOLDINGS, INC.
Consolidated Investment Portfolio (unaudited)
$ in millions

	December 31, 2025				December 31, 2024
Investment Positions:	Cost or Amortized Cost(1)	Net Unrealized Gain	Fair Value	%	Fair Value	%
Fixed maturity securities	$2,031.8	$9.3	$2,040.7	82%	$2,097.4	83%
Equity securities	104.0	87.5	191.5	8	259.8	10
Other invested assets	79.4	17.1	96.5	4	106.6	4
Short-term investments	10.1	—	10.1	—	0.1	—
Cash and cash equivalents	159.8	—	159.8	6	68.3	3
Restricted cash and cash equivalents	0.2	—	0.2	—	0.2	—
Total investments and cash	$2,385.3	$113.9	$2,498.8	100%	$2,532.4	100%

Breakout of Fixed Maturity Securities:
U.S. Treasuries and Agencies	$80.0	$0.1	$80.1	4%	$59.3	3%
States and Municipalities	156.5	3.4	159.9	8	159.3	8
Corporate Securities	654.8	0.5	655.3	32	803.0	38
Mortgage-Backed Securities	829.1	2.7	831.8	41	684.9	33
Asset-Backed Securities	160.9	2.2	163.1	8	214.0	10
Collateralized loan obligations	12.5	—	12.5	1	35.3	2
Bank loans and other	138.0	0.4	138.0	7	141.6	7
Total fixed maturity securities	$2,031.8	$9.3	$2,040.7	100%	$2,097.4	100%

Weighted average ending book yield on fixed income securities, cash, and cash equivalents	4.9%	4.5%
Average credit quality (S&P)	A+	A
Duration	4.4	4.5
(1) Amortized cost excludes an allowance for current expected credit losses (CECL) of $0.4 million

EMPLOYERS HOLDINGS, INC.
Book Value Per Share (unaudited)
$ in millions, except per share amounts

		December 31, 2025	December 31, 2024
Numerators:
Stockholders' equity	A	$955.7	$1,068.7
Deferred Gain		88.0	94.0
Stockholders' equity including the Deferred Gain(1)	B	1,043.7	1,162.7
Accumulated other comprehensive (income) loss, before taxes		(9.3)	104.5
Income taxes related to accumulated other comprehensive (income) loss, before taxes		2.0	(22.0)
Adjusted stockholders' equity(1)	C	$1,036.4	$1,245.2

Denominator (shares outstanding)	D	20,342,135	24,556,706

Book value per share(1)	A / D	$46.98	$43.52
Book value per share including the Deferred Gain(1)	B / D	51.31	47.35
Adjusted book value per share(1)	C / D	50.95	50.71

Cash dividends declared per share		$1.26	$1.18

YTD Change in:(2)
Book value per share		10.8%	11.9%
Book value per share including the Deferred Gain		11.0	10.6
Adjusted book value per share		3.0	9.8

(1) See Page 12 for information regarding our use of Non-GAAP Financial Measures.
(2) Reflects the change per share after taking into account dividends declared in the period.

EMPLOYERS HOLDINGS, INC.
Earnings Per Share (unaudited)
$ in millions, except per share amounts

		Three Months Ended		Years Ended
		December 31,		December 31,
		2025	2024	2025	2024
Numerators:
Net (loss) income	A	$(23.4)	$28.3	$10.8	$118.6
Impact of the LPT Agreement		(1.4)	0.1	(6.0)	(5.6)
Net (loss) income excluding LPT (1)	B	$(24.8)	$28.4	$4.8	$113.0
Net realized and unrealized (gains) losses on investments		49.7	0.4	20.4	(24.1)
Other non-recurring expenses		—	—	1.1	—
Income tax (benefit) expense related to items excluded from Net income		(10.4)	(0.1)	(4.5)	5.1
Adjusted net income (1)	C	$14.5	$28.7	$21.8	$94.0

Denominators:
Average common shares outstanding (basic)	D	21,922,345	24,725,425	23,386,329	25,050,605
Average common shares outstanding (diluted)	E	22,038,230	24,902,459	23,525,901	25,194,814

Earnings (loss) per share:
Basic	A / D	$(1.06)	$1.14	$0.46	$4.73
Diluted	A / E	(1.06)	1.14	0.46	4.71

Earnings (loss) per share excluding LPT:(1)
Basic	B / D	$(1.13)	$1.15	$0.21	$4.51
Diluted	B / E	(1.13)	1.14	0.20	4.49

Adjusted earnings per share:(1)
Basic	C / D	$0.66	$1.16	$0.93	$3.75
Diluted	C / E	0.66	1.15	0.93	3.73

(1) See Page 12 for information regarding our use of Non-GAAP Financial Measures.

Non-GAAP Financial Measures
Within this earnings release we present the following measures, each of which are "non-GAAP financial measures." A reconciliation of these measures to the Company's most directly comparable GAAP financial measures is included herein. Management believes that these non-GAAP measures are important to the Company's investors, analysts and other interested parties who benefit from having an objective and consistent basis for comparison with other companies within our industry. Management further believes that these measures are more relevant than comparable GAAP measures in evaluating our financial performance.
The LPT Agreement is a non-recurring transaction that no longer provides any ongoing cash benefits to the Company. Management believes that providing non-GAAP measures that exclude the effects of the LPT Agreement (amortization of deferred reinsurance gain, adjustments to LPT Agreement ceded reserves and adjustments to the contingent commission receivable) is useful in providing investors, analysts and other interested parties a meaningful understanding of the Company's ongoing underwriting performance.
Deferred reinsurance gain (Deferred Gain) reflects the unamortized gain from the LPT Agreement. This gain has been deferred and is being amortized using the recovery method, whereby the amortization is determined by the proportion of actual reinsurance recoveries to total estimated recoveries, except for the contingent profit commission, which was amortized through June 30, 2024, the date of its final determination. Amortization is reflected in losses and LAE incurred.
Adjusted net income (see Page 5 for calculations) is net (loss) income excluding the effects of the LPT Agreement, and net realized and unrealized gains and losses on investments (net of tax), and any miscellaneous non-recurring transactions (net of tax). Management believes that providing this non-GAAP measures is helpful to investors, analysts and other interested parties in identifying trends in the Company's operating performance because such items have limited significance to its ongoing operations or can be impacted by both discretionary and other economic factors and may not represent operating trends.
Stockholders' equity including the Deferred Gain (see Page 10 for calculations) is stockholders' equity including the Deferred Gain. Management believes that providing this non-GAAP measure is useful in providing investors, analysts and other interested parties a meaningful measure of the Company's total underwriting capital.
Adjusted stockholders' equity (see Page 10 for calculations) is stockholders' equity including the Deferred Gain, less accumulated other comprehensive income (net of tax). Management believes that providing this non-GAAP measure is useful to investors, analysts and other interested parties since it serves as the denominator to the Company's adjusted return on stockholders' equity metric.
Return on stockholders' equity and Adjusted return on stockholders' equity (see Page 6 for calculations). Management believes that these profitability measures are widely used by our investors, analysts and other interested parties.
Book value per share, Book value per share including the Deferred Gain, and Adjusted book value per share (see Page 10 for calculations). Management believes that these valuation measures are widely used by our investors, analysts and other interested parties.
Net (loss) income excluding LPT (see Page 5 for calculations). Management believes that these performance and underwriting measures are widely used by our investors, analysts and other interested parties.